EXHIBIT 99.4
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         FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
         Financial & Statistical Supplement -Operating Results (unaudited) (Dollars in thousands, except per share data)


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                                        YTD 2001   Q-3 01    Q-2 01     Q-1 01   YTD 2000   Q-4 00    Q-3 00    Q-2 00    Q-1 00
                                       ---------  -------- ---------- --------- --------- ---------  --------- --------- ---------
REVENUES
INVESTMENT BANKING:
  Underwriting                           $26,925   $ 9,857    $ 9,414   $ 7,654   $21,086   $ 4,447   $ 4,928   $ 1,205   $10,506
  Corporate finance                       21,454     1,153     18,057     2,244    31,404     9,209     7,264     8,741     6,190
  Investment gains                         5,414        74      5,340         -     1,453         -     1,453         -         -
INSTITUTIONAL BROKERAGE:
  Principal transactions                  15,513     4,158      5,383     5,972    32,319     6,511     7,019    12,788     6,001
  Agency commissions                      18,461     5,934      5,962     6,565    21,084     5,792     4,989     4,627     5,676
ASSET MANAGEMENT:
  Base management fees                    13,934     5,836      5,191     2,907     9,719     2,835     2,504     2,206     2,174
  Incentive income                        (4,586)   (1,843)       301    (3,044)   44,456    (7,747)    7,751     7,849    36,603
  Net investment income (loss)            (5,141)   (6,554)     3,498    (2,085)    9,674     3,026     5,780     3,768    (2,900)
INTEREST, DIVIDENDS AND OTHER              7,414     3,168      2,006     2,240     9,695     2,336     3,014     2,352     1,993
                                       ---------- --------- ---------- --------- --------- --------- --------- --------- ---------
     Total revenues                       99,388    21,783     55,152    22,453   180,890    26,409    44,702    43,536    66,243
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EXPENSES
Compensation and benefits                 73,283    24,276     32,756    16,251   109,768    13,527    24,809    25,209    46,223
Business development & professional serv. 21,170     7,639      8,205     5,326    19,229     4,247     5,974     4,391     4,617
Clearing and brokerage fees                5,106     1,786      1,588     1,732     6,207     1,618     1,483     1,539     1,567
Occupancy & equipment                     11,125     5,742      2,883     2,500     9,544     2,191     2,657     2,373     2,323
Communications                             4,220     1,555      1,498     1,167     5,085     1,337     1,300     1,267     1,181
Interest expense                             737       322        334        81     1,665       700       424       319       222
Other operating expenses                   7,166     2,853      2,778     1,535     7,147     1,358     1,862     2,373     1,554
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     Total expenses                      122,807    44,173     50,042    28,592   158,645    24,978    38,509    37,471    57,687
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Net income (loss) before taxes           (23,419)  (22,390)     5,110    (6,139)   22,245     1,431     6,193     6,065     8,556
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Provision for income taxes                     -         -          -         -     4,163         -     1,239       785     2,139

Net income (loss)                       $(23,419) $(22,390)   $ 5,110  $ (6,139)  $18,082   $ 1,431   $ 4,954   $ 5,280   $ 6,417
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Net income (loss) before taxes
    as a percentage of revenue            -23.6%   -102.8%       9.3%    -27.3%     12.3%      5.4%     13.9%     13.9%     12.9%

ROE (annualized)                          -47.9%    -47.9%       9.9%    -11.5%      9.0%      2.7%      9.5%     10.5%     13.3%

Total shareholders' equity               $173,668  $ 173,668  $200,314  $211,001  $214,556 $214,556  $211,796  $203,637  $198,063

Basic earnings (loss) per share          $ (0.49)  $ (0.49)    $ 0.10   $ (0.12)   $ 0.37    $ 0.03    $ 0.10    $ 0.11    $ 0.13
Diluted earnings (loss) per share        $ (0.49)  $ (0.49)    $ 0.10   $ (0.12)   $ 0.36    $ 0.03    $ 0.10    $ 0.11    $ 0.12

Ending shares outstanding (in thousands)  45,514    45,514     46,100    49,391    49,380    49,380    49,282    49,204    49,096

Book value per share                      $ 3.82    $ 3.82     $ 4.35    $ 4.27    $ 4.34    $ 4.34    $ 4.30    $ 4.14    $ 4.03

ASSETS UNDER MANAGEMENT (IN MILLIONS)
Managed accounts                         $ 237.5   $ 237.5    $ 142.4   $ 126.1   $ 133.6   $ 133.6   $ 136.9   $ 131.9   $ 114.6
Hedge & offshore funds                     176.1     176.1      186.6     164.7     149.7     149.7     135.1     114.3      98.8
Mutual funds                             1,008.3   1,008.3    1,153.1     148.5     119.0     119.0      93.1      56.4      54.7
Private equity & venture capital           305.6     305.6      341.2     336.2     457.2     457.2     757.5     697.4     661.7
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     Total                              $1,727.5  $1,727.5   $1,823.3   $ 775.5   $ 859.5   $ 859.5  $ 1,122.6 $ 1,000.0  $ 929.8
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Employee count                               502       502        488       400       386       386       367       392       390
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